                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Sec. 240.14a-12



         Delaware Investments Minnesota Municipal Income Fund III, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1.   Title of each class of securities to which transaction applies:

       2.   Aggregate number of securities to which transaction applies:

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4.   Proposed maximum aggregate value of transaction:

       5.   Total fee paid:

[ ]    Fee paid previously with preliminary proxy materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          ----------------------------------------------------------------------

       2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

       3) Filing Party:

          ----------------------------------------------------------------------

       4) Date Filed:

          ----------------------------------------------------------------------

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 14, 2003

To the Shareholders of:

         Delaware Investments Dividend and Income Fund, Inc.
         Delaware Investments Global Dividend and Income Fund, Inc. Delaware Investments Arizona Municipal Income Fund, Inc.
         Delaware Investments Colorado Insured Municipal Income Fund, Inc. Delaware Investments Florida Insured Municipal Income Fund Delaware Investments Minnesota Municipal Income Fund, Inc. Delaware Investments Minnesota Municipal Income Fund II, Inc. Delaware Investments Minnesota Municipal Income Fund III, Inc.

   This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania on Thursday, August 14, 2003 at 11:00 a.m. The purpose of the meeting is to elect a Board of Directors (or Trustees) for each Fund and to transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

   Please vote and send in your Proxy Card(s) promptly to avoid the need for further mailings. Your vote is important.


Jude T. Driscoll

Jude T. Driscoll
Chairman

July 2, 2003

                       This page intentionally left blank

Delaware                                                      2005 Market Street
Investments(SM)                                           Philadelphia, PA 19103
--------------------------------------                            1-800-362-7500
A member of Lincoln Financial Group(R)


                            COMBINED PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 14, 2003

   Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, August 14, 2003 at 11:00 a.m. at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

   Purpose of Meeting. The purpose of the Meeting is to consider the Proposal listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Combined Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

   General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

   Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on June 17, 2003. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about July 2, 2003.

   This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

   Required Votes. All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. The holders of preferred shares of each of the Funds that have issued one or more classes of preferred shares ("Preferred Share Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares. Each of the Funds except Delaware Investments Dividend and Income Fund, Inc. ("DDF") and Delaware Investments Global Dividend and Income Fund, Inc. ("DGF") have issued preferred shares.

   The amount of votes of each Fund that are needed to approve proposals varies. The voting requirements with respect to the election of Directors are described within Proposal One. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on a proposal which requires a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" a proposal requiring a majority of votes present. Because the Proposal presented is considered to be a "routine" voting item, the Funds do not expect to recognize broker non-votes.

   In the event that a quorum is not present or if sufficient votes are not received consistent with management's recommendation on the adoption of the Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies may vote (or withhold their vote) in their discretion on any proposed adjournment.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

   You are being asked to elect each of the current members of the Board of Directors for your Fund. The nominees are: Jude T. Driscoll, David K. Downes, Walter P. Babich, John H. Durham, John A. Fry, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

   The Preferred Share Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Preferred Share Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas F. Madison and Janet L. Yeomans.

                 INFORMATION ON EACH FUND'S BOARD OF DIRECTORS

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                     Fund
                                          Position(s)                         Principal             Complex
Name, Address and                          Held with       Length of     Occupation(s) During     Overseen by   Other Directorships
Birthdate                                    Funds        Time Served        Past 5 Years           Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

Jude T. Driscoll(1)                      Chairman and      3 Years -      Since August 2000, Mr.        89             None
2005 Market Street                         Director        Executive      Driscoll has served in
Philadelphia, PA 19103-7094                                 Officer    various executive capacities
                                                                          at different times at
March 10, 1963                                                            Delaware Investments(2)

                                                          2 Months -      Senior Vice President,
                                                           Director   Research and Trading - Conseco
                                                                         Capital Management, Inc.
                                                                          (June 1998 - July 2000)

                                                                           Trader - Nations Bank
                                                                     (February 1996 - February 1998)

David K. Downes(3)                    President, Chief   10 Years -     Mr. Downes has served in       107     Director/President -
2005 Market Street                       Executive       Executive     various executive capacities             Lincoln National
Philadelphia, PA 19103-7094            Officer, Chief     Officer         at different times at               Convertible Securities
                                     Financial Officer                     Delaware Investments                    Fund, Inc.
January 8, 1940                         and Director      3 Years -
                                          Director                                                             Director/President -
                                                                                                                Lincoln National
                                                                                                                Income Fund, Inc.
Independent Directors

Walter P. Babich                          Director       14 Years        Board Chairman - Citadel      107            None
2005 Market Street                                                  Constructors, Inc. (1989 - Present)
Philadelphia, PA 19103-7094

October 1, 1927

John H. Durham                            Director      24 Years(4)          Private Investor          107     Trustee - Abington
2005 Market Street                                                                                              Memorial Hospital
Philadelphia, PA 19103-7094
                                                                                                               President/Director -
August 7, 1937                                                                                                  22 WR Corporation

John A. Fry                               Director        2 Year     President - Franklin & Marshall    89           None
2005 Market Street                                                     College (June 2002 - Present)
Philadelphia, PA 19103-7094
                                                                        Executive Vice President -
May 28, 1960                                                            University of Pennsylvania
                                                                         (April 1995 - June 2002)

Anthony D. Knerr                          Director       9 Years       Founder/Managing Director -     107          None
2005 Market Street                                                  Anthony Knerr & Associates (1990 -
Philadelphia, PA 19103-7094                                           Present) (Strategic Consulting)

December 7, 1938

(1) Mr. Driscoll is considered to be an "interested Director" because he is an executive officer of the Funds' investment adviser. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Funds' investment adviser is a wholly-owned subsidiary, in the ordinary course of business during 2002, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment adviser, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "interested Director" because he is an executive officer of the Funds' investment adviser and accounting service provider. Mr. Downes acquired shares of common stock of LNC in the ordinary course of business during 2002, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.
(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                     Fund
                                      Position(s)                           Principal               Complex
Name, Address and                      Held with       Length of       Occupation(s) During       Overseen by   Other Directorships
Birthdate                                Funds        Time Served          Past 5 Years             Director      Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

Ann R. Leven                            Director       13 Years   Treasurer/Chief Fiscal Officer -     107     Director - Systemax
2005 Market Street                                                    National Gallery of Art                          Inc.
Philadelphia, PA 19103-7094                                               (1994 - 1999)

November 1, 1940                                                                                                 Director - Andy
                                                                                                                Warhol Foundation

Thomas F. Madison                       Director        7 Years   President/Chief Executive Officer -  107      Director - Valmont
2005 Market Street                                                 MLM Partners, Inc. (January 1993 -            Industries Inc.
Philadelphia, PA 19103-7094                                       Present) (Small Business Investing
                                                                           and Consulting)                      Director - Digital
February 25, 1936                                                                                                   River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

                                                                                                                   Director -
                                                                                                                   CenterPoint
                                                                                                                     Energy

Janet L. Yeomans                        Director        3 Years        Vice President/Mergers &        107            None
2005 Market Street                                                          Acquisitions -
Philadelphia, PA 19103-7094                                                 3M Corporation
                                                                       (January 2003 - Present)
July 31, 1948
                                                                     Ms. Yeomans has held various
                                                                       management positions at
                                                                      3M Corporation since 1983.

   The following table shows each Director's ownership of shares of the Fund and of all other Funds in the Delaware Investments Family of Funds (the "Fund Complex") as of May 31, 2003.

                                                                                     Aggregate Dollar Range of Equity Securities in
                                                Common Stock of Funds                      All Registered Investment Companies
Name of Director                                 Beneficially Owned                        Overseen by Director in Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

Jude T. Driscoll                                        none                                            $1 - $10,000
David K. Downes                                         none                                           Over $100,000

Independent Directors

Walter A. Babich                                        none                                           Over $100,000
John H. Durham                                          none                                           Over $100,000
John A. Fry                                             none                                           Over $100,000
Anthony D. Knerr                                        none                                         $10,001 - $50,000
Ann R. Leven                                            none                                           Over $100,000
Thomas F. Madison                                       none                                         $10,001 - $50,000
Janet L. Yeomans                                        none                                         $10,001 - $50,000

   Board and Committee Meetings. During the last full fiscal year, each Fund held five Board meetings, four of which were two day meetings and a telephonic meeting. All of the Directors attended at least 75% of those meetings.

   Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following three Directors appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held five meetings for DDF and DGF for the fiscal year ended November 30, 2002 and four meetings for the Preferred Share Funds for the fiscal year ended March 31, 2003. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit C.

   Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following three Directors appointed by the Board:
Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds. Nominations should be received by the date set forth under "Shareholder Proposals" on page 9. The Nominating Committee for each Fund held two meetings during the fiscal year ended November 30, 2003 for DDF and DGF and March 31, 2003 for the Preferred Share Funds.

   Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment adviser and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $55,000 for serving as a Director of all 32 investment companies within the Fund Complex, plus $3,145 per day for each day the Board meets (normally four regular meetings, all of which are two day meetings). Walter P. Babich is the current Coordinating Director for the Funds and receives an additional retainer totaling $10,000 with respect to all 32 investment companies within the Fund Complex. Members of the Audit Committee currently receive additional annual compensation totaling $5,000 from all of the investment companies within the Fund Complex, plus $1,000 for each meeting in excess of five in any calendar year. The chairperson of the Audit Committee receives an annual retainer of $8,000, plus $1,000 for each meeting in excess of five in any calendar year. Independent Directors who are members of the Nominating Committee receive $1,000 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $500.

   Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Fund Complex had retired as of May 31, 2003, he or she would have been entitled to annual payments in the amount of $55,000. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the Fund Complex as a whole during the twelve months ended May 31, 2003.

                        Jude T.     David K.     Walter P.    John H.       John A.   Anthony D.     Ann R.   Thomas F.    Janet L.
Fund Name              Driscoll      Downes       Babich      Durham          Fry       Knerr        Leven     Madison     Yeomans
---------              --------     -------      ---------    -------       -------   ----------     ------   ---------    --------
Delaware Investments
   Dividend and
   Income Fund, Inc.       None        None         $1,341     $1,236        $1,236       $1,241     $1,316      $1,286      $1,286

Delaware Investments
   Global Dividend
   and Income
   Fund, Inc.              None        None          $ 976      $ 930         $ 930        $ 932      $ 965       $ 952       $ 952

Delaware Investments
   Arizona Municipal
   Income Fund, Inc.       None        None         $1,023      $ 991         $ 960        $ 996     $1,017      $1,007      $1,007

Delaware Investments
   Colorado Insured
   Municipal Income
   Fund, Inc.              None        None         $1,157     $1,105        $1,073       $1,107     $1,146      $1,131      $1,131

Delaware Investments
   Florida Insured
   Municipal Income
   Fund                    None        None          $ 991      $ 964         $ 935        $ 965      $ 985       $ 977       $ 977

Delaware Investments
   Minnesota
   Municipal Income
   Fund, Inc.              None        None          $ 995      $ 967         $ 936        $ 969      $ 989       $ 981       $ 981

Delaware Investments
   Minnesota
   Municipal Income
   Fund II, Inc.           None        None         $1,299     $1,225        $1,194       $1,229     $1,284      $1,262      $1,262

Delaware Investments
   Minnesota
   Municipal Income
   Fund III, Inc.          None        None          $ 932      $ 914         $ 883        $ 915      $ 929       $ 923       $ 923

Total Compensation
   From Fund
   Complex for the
   12 months ended
   May 31, 2003            None        None        $91,160    $81,160       $64,986      $81,660    $89,161     $86,160     $86,160

   Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Jude T. Driscoll, David K. Downes, Richelle S. Maestro and Michael P. Bishof. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Driscoll and Mr. Downes, whose information is set forth herein along with the other Directors. The Exhibit also identifies which of these executive officers are also officers of Delaware Management Company ("DMC"), the investment adviser of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Investments Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser or sub-adviser. The Funds believe that these requirements were met, except that management failed to timely file a Form 3 on behalf of Richelle S. Maestro.

   Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the Preferred Share Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of the Preferred Share Funds.

-------------------------------------------------------------------------------------------------------------------------
                                                                        PROPOSAL 1
                                                                   Election of Directors
-------------------------------------------------------------------------------------------------------------------------
                                     Driscoll, Downes, Babich, Durham,
FUND                                 Fry, Knerr, and Leven                            Madison and Yeomans
-------------------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend
 and Income Fund, Inc.; Delaware                                  Plurality of votes cast.
 Investments Global Dividend and
 Income Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
Delaware Investments Florida         Plurality of votes cast of common                Plurality of votes cast
 Insured Municipal Income Fund       and preferred shares.                            of preferred shares.
-------------------------------------------------------------------------------------------------------------------------
Preferred Share Funds (other than    Affirmative vote of the greater of:              Affirmative vote of the greater of:
 Delaware Investments Florida        (1) a majority of common and                     (1) a majority of preferred shares
 Insured Municipal Income Fund)      preferred shares present in person               present in person or by proxy and
                                     or by proxy and entitled to vote at              entitled to vote at the Meeting; or
                                     the Meeting; or (2) a majority of                (2) a majority of the minimum
                                     the minimum number of common                     number of preferred shares entitled
                                     and preferred shares entitled to                 to vote at the Meeting that would
                                     vote at the Meeting that would                   constitute a quorum.
                                     constitute a quorum.
-------------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

   As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Funds' independent auditors, the audited financial statements for each Fund's last fiscal year. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards
61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered the financial information systems design and implementation fees and other fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in each Fund's annual report to shareholders for the last fiscal year.

   As noted above, the members of each Fund's Audit Committee are: Ann R. Leven, Thomas F. Madison and Janet L. Yeomans. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the New York and American Stock Exchanges, as applicable, and are not considered to be "interested persons" under the 1940 Act. The Fund's Board of Directrors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Exhibit C to this Combined Proxy Statement.

   Audit Fees. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for its last fiscal year are set forth below:

--------------------------------------------------------------------------------
Fund                                                               Audit Fees
--------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                 $30,950
Delaware Investments Global Dividend and Income Fund, Inc.          $30,950
Delaware Investments Arizona Municipal Income Fund, Inc.            $16,350
Delaware Investments Colorado Insured Municipal Income Fund, Inc.   $24,200
Delaware Investments Florida Insured Municipal Income Fund          $13,700
Delaware Investments Minnesota Municipal Income Fund, Inc.          $14,700
Delaware Investments Minnesota Municipal Income Fund II, Inc.       $26,300
Delaware Investments Minnesota Municipal Income Fund III, Inc.      $12,750
--------------------------------------------------------------------------------

   Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by Ernst & Young LLP to the Funds, DMC, DIAL and Delaware Service Company ("DSC") for the period from December 1, 2001 through March 31, 2003.

   All Other Fees. The aggregate fees billed for other services rendered by Ernst & Young LLP to each Fund during its last fiscal year are set forth below:

--------------------------------------------------------------------------------
Fund                                                               Other Fees
--------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                 $15,550
Delaware Investments Global Dividend and Income Fund, Inc.          $ 1,550
Delaware Investments Arizona Municipal Income Fund, Inc.            $10,000
Delaware Investments Colorado Insured Municipal Income Fund, Inc.   $10,000
Delaware Investments Florida Insured Municipal Income Fund          $10,000
Delaware Investments Minnesota Municipal Income Fund, Inc.          $10,000
Delaware Investments Minnesota Municipal Income Fund II, Inc.       $10,000
Delaware Investments Minnesota Municipal Income Fund III, Inc.      $10,000
--------------------------------------------------------------------------------

   In addition, the aggregate fees billed for other non-audit services rendered to DMC, DIAL and DSC for the period from May 1, 2001 through April 30, 2002 and for the period from May 1, 2002 through April 30, 2003 were $350,000 and $423,975, respectively.

OTHER INFORMATION

   Investment Adviser. DMC (a series of Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund. DIAL, Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Investments Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Financial Services Authority (FSA) in the United Kingdom.

   Administrator. DSC, 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC and DIAL, performs administrative and accounting services for the Funds.

   Independent Auditors. Ernst & Young LLP serves as the Funds' independent auditors. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative of Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

   Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2004, shareholder proposals to be included in the Funds' Combined Proxy Statement for that meeting must be received no later than March 4, 2004. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 18, 2004.

   Fund Reports. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of this Combined Proxy Statement.

                                   EXHIBIT A

              OUTSTANDING SHARES AS OF RECORD DATE (JUNE 17, 2003)

Delaware Investments Dividend and Income Fund, Inc.                 14,307,000

Delaware Investments Global Dividend and Income Fund, Inc.           6,650,647

Delaware Investments Arizona Municipal Income Fund, Inc.             2,982,700

  Common Stock         2,982,200
  Preferred Stock            500

Delaware Investments Colorado Insured Municipal Income Fund, Inc.    4,837,900

  Common Stock         4,837,100
  Preferred Stock            800

Delaware Investments Florida Insured Municipal Income Fund           2,422,600

  Common Shares        2,422,200
  Preferred Shares           400

Delaware Investments Minnesota Municipal Income Fund, Inc.           2,595,100

  Common Stock         2,594,700
  Preferred Stock            400

Delaware Investments Minnesota Municipal Income Fund II, Inc.        7,253,400

  Common Stock         7,252,200
  Preferred Stock          1,200

Delaware Investments Minnesota Municipal Income Fund III, Inc.       1,837,500

  Common Stock         1,837,200
  Preferred Stock            300

                                   EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of June 17, 2003. Management does not have knowledge of beneficial owners.

                                                                                                  Percent of
Fund                                    Name and Address                 Number of Shares      Outstanding Shares
----                                    ----------------                 ----------------      ------------------
Delaware Investments Dividend and       Cede & Co                           12,677,522                88.61%
   Income Fund, Inc.                    P.O. Box 20
                                        Bowling Green Station
                                        New York, NY 10004

                                        Delaware Group Dividend &            1,430,700                10.00%
                                        Income Fund, Inc.
                                        Treasury Book Account
                                        Attn: David Connor
                                        1818 Market Street
                                        Philadelphia, PA 19103-3638

Delaware Investments Global             Cede & Co.                           5,807,442               87.321%
   Dividend and Income Fund, Inc.       P.O. Box 20
                                        Bowling Green Station
                                        New York, NY 10004

                                        Delaware Group Global Dividend         665,065                10.00%
                                        & Income Fund, Inc.
                                        Treasury Book Account
                                        Attn: David Connor
                                        1818 Market Street
                                        Philadelphia, PA 19103-3638

Delaware Investments Arizona            Cede & Co.                           2,894,928                97.07%
   Municipal Income Fund, Inc.          P.O. Box 20
   Common Stock                         Bowling Green Station
                                        New York, NY 10004

Delaware Investments Arizona            CitiGroup Global Markets Inc.              207                82.80%
   Municipal Income Fund, Inc.          Pat Haller
   Preferred Stock                      333 West 34th Street
   Series A                             New York, NY 10001

                                        Banc of America Securities LLC              19                 7.60%
                                        Scott Reifer
                                        300 Harmon Meadow Blvd.
                                        Secaucus, NJ 07094

                                        USB Financial Services Inc.                 14                 5.60%
                                        Jane Flood
                                        1000 Harbor Blvd.
                                        Weekhawken, NJ 07087

Delaware Investments Arizona            CitiGroup Global Markets Inc.              240                96.00%
   Municipal Income Fund, Inc.          Pat Haller
   Preferred Stock                      333 West 34th Street
   Series B                             New York, NY 10001

Delaware Investments Colorado           Cede & Co.                           4,565,879                94.39%
   Insured Municipal Income Fund, Inc.  P.O. Box 20
   Common Stock                         Bowling Green Station
                                        New York, NY 10004


                                                                                                  Percent of
Fund                                    Name and Address                 Number of Shares      Outstanding Shares
----                                    ----------------                 ----------------      ------------------
Delaware Investments Colorado           CitiGroup Global Markets Inc.              325                81.25%
   Insured Municipal Income Fund, Inc.  Pat Haller
   Preferred Stock                      333 West 34th Street
   Series A                             New York, NY 10001

                                        Merrill Lynch, Pierce, Fenner &             74                18.50%
                                        Smith Safekeeping
                                        4 Corporate Place
                                        Corporate Park 287
                                        Piscataway, NJ 08855

Delaware Investments Colorado           Merrill Lynch, Pierce, Fenner &            212                53.00%
   Insured Municipal Income Fund, Inc.  Smith Safekeeping
   Preferred Stock                      4 Corporate Place
   Series B                             Corporate Park 287
                                        Piscataway, NJ 08855

                                        CitiGroup Global Markets Inc.              183                45.75%
                                        Pat Haller
                                        333 West 34th Street
                                        New York, NY 10001

Delaware Investments Florida            Cede & Co.                           2,281,722                94.20%
   Insured Municipal Income Fund        P.O. Box 20
   Common Shares                        Bowling Green Station
                                        New York, NY 10004

Delaware Investments Florida            CitiGroup Global Markets Inc.              126                63.00%
   Insured Municipal Income Fund        Pat Haller
   Preferred Shares                     333 West 34th Street
   Series A                             New York, NY 10001

                                        USB Financial Services Inc.                 74                37.00%
                                        Jane Flood
                                        1000 Harbor Blvd.
                                        Weekhawken, NJ 07087

Delaware Investments Florida            CitiGroup Global Markets Inc.              180                90.00%
   Insured Municipal Income Fund        Pat Haller
   Preferred Shares                     333 West 34th Street
   Series B                             New York, NY 10001

                                        USB Financial Services Inc.                 20                10.00%
                                        Jane Flood
                                        1000 Harbor Blvd.
                                        Weekhawken, NJ 07087

Delaware Investments Minnesota          Cede & Co.                           2,296,190                88.50%
   Municipal Income Fund, Inc.          P.O. Box 20
   Common Stock                         Bowling Green Station
                                        New York, NY 10004

Delaware Investments Minnesota          CitiGroup Global Markets Inc.              308                77.00%
   Municipal Income Fund, Inc.          Pat Haller
   Preferred Stock                      333 West 34th Street
                                        New York, NY 10001

                                        State Street Bank and
                                        Trust Company                               85                21.25%
                                        Joseph J. Callahan
                                        1776 Heritage Drive
                                        Global Corporate Action
                                        Unit JAB 5NW
                                        North Qunicy, MA 02171


                                                                                                  Percent of
Fund                                    Name and Address                 Number of Shares      Outstanding Shares
----                                    ----------------                 ----------------      ------------------
Delaware Investments Minnesota          Cede & Co.                           6,672,044                92.00%
   Municipal Income Fund II, Inc.       P.O. Box 20
   Common Stock                         Bowling Green Station
                                        New York, NY 10004

Delaware Investments Minnesota          CitiGroup Global Markets Inc.              377                62.83%
   Municipal Income Fund II, Inc.       Pat Haller
   Preferred Stock                      333 West 34th Street
   Series A                             New York, NY 10001

                                        USB Financial Services Inc.                209                51.50%
                                        Jane Flood
                                        1000 Harbor Blvd.
                                        Weekhawken, NJ 07087

Delaware Investments Minnesota          CitiGroup Global Markets Inc.              585                97.50%
   Municipal Income Fund II, Inc.       Pat Haller
   Preferred Stock                      333 West 34th Street
   Series B                             New York, NY 10001

Delaware Investments Minnesota          Cede & Co.                           1,684,925                91.71%
   Municipal Income Fund III, Inc.      P.O. Box 20
   Common Stock                         Bowling Green Station
                                        New York, NY 10004

Delaware Investments Minnesota          CitiGroup Global Markets Inc.              300                  100%
   Municipal Income Fund III, Inc.      Pat Haller
   Preferred Stock                      333 West 34th Street
                                        New York, NY 10001


                                   EXHIBIT C

                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

                            AUDIT COMMITTEE CHARTER

1. Committee Composition.

(a)  The Audit Committee shall be composed of not less than three
     Directors/Trustees selected by the Board, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which the Fund is listed.

(b) Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must be an "audit committee financial expert," as such term is defined in the rules and regulations under the Investment Company Act of 1940.

(c) One member of the Committee shall be designated by the Board as Chairperson. Each member of the Committee shall serve for three years or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

2. Role of the Committee. The function of the Audit Committee is oversight in the sense that it is to watch closely, to maintain surveillance, carefully review relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. The outside auditor for the Fund is ultimately accountable to the Audit Committee of the Fund. The Audit Committee shall select, evaluate and, where appropriate, replace the outside auditor.

3. Purposes. The purposes of the Audit Committee are:

(a) to monitor the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b) to monitor the quality and objectivity of the Fund's financial statements and the independent audit thereof;

(c) to act as a liaison between the Fund's independent auditors and the full Board of Directors/Trustees;

(d) to monitor the Fund's safeguards with respect to both inflow and outflow of funds and the integrity of computer systems; and

(e) to discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Audit Committee pursuant to applicable regulations.

4. Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select, retain or terminate the external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other non-audit engagements and other relationships with the Fund, the Investment Manager or their affiliates, which shall include specific representations as to their objectivity and independence;

(b) to meet with the Fund's external auditors, including private meetings as necessary (i) to consider and pre-approve all audit and non-audit services to be provided to the Fund, and all non-audit services to be provided to the Fund's Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund where the nature of such services has a direct impact on the operations or financial reporting of the Fund; (ii) to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the external auditor as required by subparagraph (i) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight; (iii) to review the arrangements for and scope of the annual audit and any special audits; (iv) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (v) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (vi) to review the form of opinion the auditors propose to render to the Board and shareholders; and (vii) in addition to the other responsibilities set forth in this Charter, in the case of an exchange-listed Fund only, to review the Fund's audited financial statements with the auditors and management and make a recommendation on including such financial statements in the Fund's annual report to shareholders;

(c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review and approve the fees charged to the Fund by the auditors for audit and non-audit services;

(e) to establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund's service providers of concerns regarding questionable accounting or auditing matters;

(f)  to conduct an annual performance evaluation of the Audit Committee; and

(g) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. Meetings. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund and with internal auditors for the Investment Manager.


6. Resources. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. Annual Charter Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

Last revised: May 15, 2003

                                    EXHIBIT D

                         EXECUTIVE OFFICERS OF THE FUNDS

Richelle S. Maestro (age 45) Senior Vice President/General Counsel/Secretary of the Funds and of the other 24 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc. DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware International Holdings, Ltd., and Delaware General Management, Inc.; Senior Vice President/General Counsel/Secretary of Delaware Distributors, L.P., and Delaware Distributors, Inc.; Secretary of Lincoln National Investments Companies, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

Michael P. Bishof (age 40) Senior Vice President/Treasurer of the Funds and of the other 24 investment companies within Delaware Investments; Senior Vice President/Investment Accounting of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                      +---------------------------------------
                                      |DELAWARE INVESTMENTS DIVIDEND
                                      |   AND INCOME FUND, INC.
                                      |DELAWARE INVESTMENTS GLOBAL
                                      |   DIVIDEND AND INCOME FUND, INC.
                                      |DELAWARE INVESTMENTS ARIZONA
                                      |   MUNICIPAL INCOME FUND, INC.
                                      |DELAWARE INVESTMENTS COLORADO
                                      |   INSURED MUNICIPAL INCOME
                                      |   FUND, INC.
                                      |DELAWARE INVESTMENTS FLORIDA
                                      |   INSURED MUNICIPAL INCOME FUND
                                      |DELAWARE INVESTMENTS MINNESOTA
                                      |   MUNICIPAL INCOME FUND, INC.
                                      |DELAWARE INVESTMENTS MINNESOTA
                                      |   MUNICIPAL INCOME FUND II, INC.
                                      |DELAWARE INVESTMENTS MINNESOTA
                                      |   MUNICIPAL INCOME FUND III, INC.
                                      |---------------------------------------
                                      |
                                      |---------------------------------------
                                      |
                                      |---------------------------------------
                                      |
                                      |COMBINED
                                      |PROXY STATEMENT
                                      |Notice of Joint
                                      |Annual Meeting
                                      |of Shareholders
                                      |---------------------------------------
                                      |AUGUST 14, 2003
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      |
                                      | Delaware
                                      | Investments(SM)
                                      | --------------------------------------
                                      | A member of Lincoln Financial Group(R)

PX-CE [--]BUR 7/03

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints David K. Downes, Richelle S. Maestro and Anthony
G. Ciavarelli, or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on August 14, 2003 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.  (Common)
                                                                              Please vote by checking (X) the appropriate box below.
                                                                                FOR             WITHHOLD              FOR ALL
                                                                                ALL               ALL                  EXCEPT
                                                                                |_|               |_|                   |_|
1. To elect the following nominees as Directors of the Fund

   01)  JUDE T. DRISCOLL   04)  JOHN H. DURHAM     07)  ANN R. LEVEN
   02)  DAVID K. DOWNES    05)  JOHN A. FRY        08)  THOMAS F. MADISON*
   03)  WALTER P. BABICH   06)  ANTHONY D. KNERR   09)  JANET L. YEOMANS*
                                                                                |_                |_                    |_



----------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.

If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED
                                                                                AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                                                                                INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH
                                                                                JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS
                                                                                SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                                OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                                SUCH.


                                                                                DATE _________________________________________, 2003

                                                                                |--------------------------------------------------|
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |--------------------------------------------------|
                                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints David K. Downes, Richelle S. Maestro and Anthony
G. Ciavarelli, or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on August 14, 2003 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.  (Preferred)
                                                                              Please vote by checking (X) the appropriate box below.
                                                                                    FOR           WITHHOLD         FOR ALL
                                                                                    ALL             ALL            EXCEPT
                                                                                    |_|             |_|              |_|
1. To elect the following nominees as Directors of the Fund

   01)  JUDE T. DRISCOLL   04)  JOHN H. DURHAM     07)  ANN R. LEVEN
   02)  DAVID K. DOWNES    05)  JOHN A. FRY        08)  THOMAS F. MADISON*
   03)  WALTER P. BABICH   06)  ANTHONY D. KNERR   09)  JANET L. YEOMANS*
                                                                                    |_              |_               |_


-----------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.

If you checked "For All Except," write each withheld nominee's number on the line above.

                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND
                                                                                DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED
                                                                                AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                                                                                INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH
                                                                                JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS
                                                                                SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                                OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                                                SUCH.


                                                                                DATE _________________________________________, 2003

                                                                                |--------------------------------------------------|
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |--------------------------------------------------|
                                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)